UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2003

ASHWORTH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18553	84-1052000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2765 Loker Avenue West
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 438-6610

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

The following exhibits are furnished with this report on Form 8-K:

99.1	Ashworth, Inc. press release dated June 5, 2003 reporting the results of operations for the second quarter fiscal 2003 and year-to-date through April 30, 2003.

ITEM 9.	Regulation FD Disclosure and Item 12 – Results of Operations and Financial Condition.

The following information and the exhibit relating thereto are being furnished pursuant to Item 9 of this Current Report on Form 8-K and pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On June 5, 2003, Ashworth, Inc. issued a press release announcing its financial results for the second quarter of fiscal 2003 and year-to-date through April 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

* The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHWORTH, INC.

Date: June 5, 2003	By:	/s/Terence W. Tsang

Terence W. Tsang Executive VP, COO & CFO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Ashworth, Inc. press release dated June 5, 2003 reporting the results of operations for the second quarter and year-to-date ended April 30, 2003.